UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019 (May 14, 2019)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	Commission File Number	(IRS Employer Identification No.)

201 Isabella Street, Suite 200 Pittsburgh, Pennsylvania (Address of Principal Executive Offices)	15212-5872 (Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

390 Park Avenue, New York, New York 10022-4608

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARNC	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	ARNC PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, at the 2019 annual meeting of shareholders (the “Annual Meeting”) of Arconic Inc. (“Arconic” or the “Company”), the shareholders of the Company approved the 2013 Arconic Stock Incentive Plan, as Amended and Restated (the “Amended 2013 Plan”), including the authorization of 20,000,000 additional shares of common stock for issuance thereunder, and the extension of the term of the plan by one year. A summary of the Amended 2013 Plan is set forth under “Item 4 – Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares” in Arconic’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2019 (the “2019 Proxy Statement”) and is incorporated herein by reference. The summary of the Amended 2013 Plan is qualified in its entirety by reference to the full text of the Amended 2013 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additionally, on May 14, 2019, Arconic amended and restated its Executive Severance Plan and its Change in Control Severance Plan. In both cases, the restated plans contain substantially the same terms as were in effect prior to the restatement, except that the restated plans provide that, after the restatement date, new participants will be admitted to the applicable plan only if expressly designated by the Compensation and Benefits Committee of the Company’s Board of Directors as eligible to participate in the plan. Participants as of the restatement date, including three of the Company’s named executive officers, continue to participate in the plans on the same terms as applied prior to the restatement. The foregoing description of the amended and restated plans does not purport to be complete and is qualified in its entirety by reference to the full text of the plans filed herewith as Exhibits 10.2 and 10.3.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 14, 2019. Set forth below are the results for each of the matters submitted to a vote of the shareholders at the Annual Meeting. As of the close of business on March 25, 2019, the record date for the Annual Meeting, there were 453,083,173 shares of common stock outstanding and entitled to vote. Of this amount, 404,233,336 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. The 10 director nominees named in the 2019 Proxy Statement for election to the Company’s Board of Directors were elected, each for a one-year term expiring on the date of the Company’s 2020 annual meeting of shareholders, based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	313,068,185	10,698,200	1,117,554	79,349,397
Amy E. Alving	315,253,536	8,545,534	1,084,869	79,349,397
Christopher L. Ayers	319,060,982	4,766,726	1,056,231	79,349,397
Elmer L. Doty	318,284,391	5,502,069	1,097,479	79,349,397
Rajiv L. Gupta	311,184,101	12,368,535	1,331,303	79,349,397
Sean O. Mahoney	318,250,690	5,469,956	1,163,293	79,349,397
David J. Miller	317,406,949	6,324,872	1,152,118	79,349,397
E. Stanley O’Neal	319,610,789	4,163,191	1,109,959	79,349,397
John C. Plant	303,436,471	20,235,972	1,211,496	79,349,397
Ulrich R. Schmidt	318,442,179	5,216,294	1,225,466	79,349,397

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Arconic’s independent registered public accounting firm for 2019 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
390,102,888	13,038,189	1,092,259	0

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Item 3. The proposal to approve, on an advisory basis, executive compensation was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
215,114,578	100,008,004	9,761,324	79,349,397

Item 4. The proposal to approve the 2013 Arconic Stock Incentive Plan, as Amended and Restated, including increase of reserved shares, was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
298,860,524	25,097,932	924,702	79,349,397

Item 5. The shareholder proposal regarding shareholding threshold to call a special shareowner meeting was not approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
74,490,595	240,543,096	9,850,248	79,349,397

Item 7.01.          Regulation FD Disclosure.

Beginning on May 17, 2019, the 2018 Arconic Sustainability Report, which details Arconic’s global environmental and social performance, will be available online in the Sustainability Reports section of Arconic’s website at http://www.arconic.com/global/en/who-we-are/sustainability-report.asp.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K will not be deemed an admission that the 2018 Arconic Sustainability Report includes material information that is not otherwise publicly available.

Item 8.01.          Other Events.

On May 14, 2019, the Board appointed Rajiv L. Gupta to serve as the Board’s independent Lead Director and as Chair of its Governance and Nominating Committee. Mr. Gupta succeeds Arthur D. Collins, Jr., who retired as a director of the Company effective as of the 2019 Annual Meeting, as previously announced. The Board also appointed James F. Albaugh to succeed Rajiv L. Gupta as the Chair of the Board’s Compensation and Benefits Committee. Ulrich R. Schmidt remains the Chair of the Board’s Audit Committee, and Sean O. Mahoney the Chair of its Finance Committee.

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Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
10.1	2013 Arconic Stock Incentive Plan, as Amended and Restated
10.2	Change in Control Severance Plan, as amended and restated, effective as of May 14, 2019
10.3	Executive Severance Plan, as amended and restated, effective as of May 14, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: May 17, 2019	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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